UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

December 20, 2012
Date of Report (Date of earliest event reported)

PRECISION CASTPARTS CORP.
(Exact name of registrant as specified in its charter)

Oregon	1-10348	93-0460598
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4650 S.W. Macadam Avenue
Suite 400
Portland, Oregon 97239-4254
(Address of principal executive offices)

(503) 946-4800
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

Precision Castparts Corp. (“PCC”) previously filed a Current Report on Form 8-K on December 21, 2012 (the “Original Form 8-K”) reporting the acquisition by its wholly owned subsidiary, ELIT Acquisition Sub Corp. (“Purchaser”), of 86% of the outstanding shares of common stock of Titanium Metals Corporation, a Delaware corporation (“Timet”). In a separate Current Report on Form 8-K filed on January 8, 2013, PCC reported that on January 7, 2013 Purchaser merged with and into Timet (the “Merger”) with Timet surviving the Merger as a wholly owned subsidiary of PCC. This Current Report on Form 8-K/A is being filed solely for the purpose of amending Item 9.01(a) and Item 9.01(b) of the Original Form 8-K. No other modifications to the Original 8-K are being made by this Form 8-K/A.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS
(a)    Financial Statements of Business Acquired.

The historical financial statements required by this Item 9.01(a) are required to be filed no later than March 8, 2013 (the “Due Date”). PCC's management is unable to conclude whether the Timet financial statements as of and for the year ended December 31, 2011 and as of September 30, 2012 and for the nine month periods ended September 30, 2012 and 2011 are fairly stated in accordance with generally accepted accounting principles. Timet recorded environmental liabilities in its historical financial statements of approximately $2.3 million at December 31, 2011 and approximately $2.1 million at September 30, 2012. PCC management's current best estimate of the liabilities that should have been recorded at December 30, 2011 is in the range from approximately $58 million to $110 million, based on information that appears to have been available to Timet at that date. As of September 30, 2012, we would have expected a comparable amount of environmental liabilities to have been recorded. Based on the difference between the liabilities recorded on Timet's historical financial statements and PCC's current estimates, PCC is unable to file the financial statements required by this Item 9.01(a). At this time it is uncertain when or whether PCC will be able to resolve these differences and file the historical financial statements of Timet. PCC is in communication with the staff of the Securities and Exchange Commission regarding its filing obligations with respect to the historical financial statements of Timet.

(b)    Pro Forma Financial Statements.

The pro forma financial statements required by this Item 9.01(b) are required to be filed no later than the Due Date. For the reasons discussed in Item 9.01(a) above, PCC is not filing the pro forma financial statements required by this Item 9.01(b) at this time, and it is uncertain when or whether PCC will be able to file the required pro forma financial statements. PCC is in communication with the staff of the Securities and Exchange Commission regarding its filing obligations with respect to the required pro forma financial statements.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRECISION CASTPARTS CORP.

Date:	March 7, 2013	By:	/s/ Shawn R. Hagel
		Name:	Shawn R. Hagel
		Title:	Executive Vice President and Chief Financial Officer
(Principal Financial and Accounting Officer)